POWER OF ATTORNEY
Know all by these presents, that the undersigned hereby
authorizes James G. Hnat, Brandon Nelson and Eileen P.
McCarthy of JetBlue Airways Corporation, a Delaware
corporation (the "Company") individually to execute for
and on behalf of the undersigned, in the undersigned's capacity as a director of the Company, Form ID, Forms 3, 4 and 5 and
any amendments thereto, and cause such form(s) to be filed
with the United States Securities and Exchange Commission
pursuant to Section 16(a) of the Securities Act of 1934, relating to the undersigned's beneficial ownership of securities in the Company. The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein
granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934.
This Power of Attorney shall remain in full force and effect only until the earlier of (1)  the undersigned is no longer
required to file Forms 3, 4 and 5 with respect to the
undersigned's holdings of, and transactions in, securities
issued by the Company; (2) this Power of Attorney is revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact; or (3) as to a specific attorney-in-fact, employment of such attorney-in-fact and the Company is terminated.
IN WITNESS WHEREOF, the undersigned has caused this
Power of Attorney to be executed as of this 14th day of May, 2013. /s/Thomas Winkelmann
THOMAS WINKELMANN
DOCUMENT REGISTER NO. 562/2013 CN
This is to certify that the above signature was made before
me in his own hand by
Mr. Thomas Winkelmann, born 20.12.1959,
Resident 954 Corkwood Street, Hollywood, Florida 33019,
Who is personally known to me.
Cologne, this 14th day of May 2013
/s/Dr. Christoph Neuhaus
Notary Public